SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                   FORM 8-K\A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 30, 1996


                               IMNET SYSTEMS, INC.
               (Exact name of registrant as specified in charter)




           Delaware                      0-26306                 39-1730068
(State or other jurisdiction of   (Commission File Number)    (IRS Employer
        incorporation)                                      Identification No.)




          8601 Dunwoody Place
           Atlanta, Georgia                                      30350
(Address of principal executive offices)                       (Zip Code)




        Registrant's telephone number including area code (770) 998-2200



  (Former name or former address, if changed since last report) Not applicable

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements.

         As of the original date of filing of this Current Report on Form 8-K, it was impracticable for the Registrant to provide the financial statements required by Item 7(a) of Form 8-K. In accordance with Item 7(a)(4) of Form 8-K, such financial statements were to be filed by amendment to this Form 8-K no later than 60 days after October 14, 1996.

         Subsequent to the original filing of this Form 8-K, the Securities and Exchange Commission adopted Release Nos. 33-7355; 34-37802; International Series No. 1021 which streamlined requirements with respect to financial statements of significant acquisitions in filings such as this Form 8-K. Pursuant to that Release, the Registrant is no longer required to file such financial statements, and they will not be filed.

         (b)      Pro Forma Financial Information.

         As of the original date of filing of this Current Report on Form 8-K, it was impracticable for the Registrant to provide the pro forma financial information required by this Item 7(b) of Form 8-K. In accordance with Item 7(a)(4) of Form 8-K, such financial statements were to be filed by amendment to this Form 8-K no later than 60 days after October 14, 1996.

         Subsequent to the original filing of this Form 8-K, the Securities and Exchange Commission adopted Release Nos. 33-7355; 34-37802; International Series No. 1021 which streamlined requirements with respect to financial statements of significant acquisitions in filings such as this Form 8-K. Pursuant to that Release, the Registrant is no longer required to file such financial statements, and they will not be filed.

         (c)      Exhibits.

Exhibit
Number                                   Description
------                                   -----------
2.1* Agreement and Plan of Merger dated as of September 30, 1996 among the Registrant, Hunter International, Inc., Larry C. Hunter and Paul Sherman.

----------

     * Filed with the original filing of this Form 8-K. The Company has applied for confidential treatment of portions of this Agreement. Accordingly, portions thereof have been omitted and filed separately with the Securities and Exchange Commission. In addition, in accordance with Item 601(b)(2) of Regulation S-K, the schedules have been omitted and a list briefly describing the schedules is at the end of the Exhibit. The Registrant will furnish supplementally a copy of any omitted schedule to the Commission upon request.



387658.1

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                IMNET SYSTEMS, INC.



Date:  December 11, 1996        By: /s/ Raymond L. Brown
                                    ---------------------
                                    Raymond L. Brown
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)





387658.1

                                  EXHIBIT INDEX



Exhibit                                                                         SEQUENTIAL
Number                         Description                                       PAGE NO.
------                         -----------                                       --------

2.1* Agreement and Plan of Merger dated as of September 30, 1996 among the Registrant, Hunter International, Inc., Larry C. Hunter and Paul
           Sherman.


----------

    * Filed with the original filing of this Form 8-K. The Company has applied for confidential treatment of portions of this Agreement. Accordingly, portions thereof have been omitted and filed separately with the Securities and Exchange Commission. In addition, in accordance with Item 601(b)(2) of Regulation S-K, the schedules have been omitted and a list briefly describing the schedules is at the end of the Exhibit. The Registrant will furnish supplementally a copy of any omitted schedule to the Commission upon request.



387658.1